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                                                                    Exhibit 10.5


                          PEDIATRIX MEDICAL GROUP, INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN
                               AS OF JUNE 4, 2003


         PURPOSE. The purpose of this Plan is to advance the interests of Pediatrix Medical Group, Inc., a Florida corporation, providing an additional incentive to attract and retain qualified and competent persons who are key to the Company (as hereinafter defined), including key employees, Officers and Directors, and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

         "Board" shall mean the Board of Directors of Pediatrix Medical Group, Inc.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 14(a) hereof or, if not appointed, the Board.

         "Common Stock" shall mean Pediatrix Medical Group, Inc.'s Common Stock, par value $0.01 per share.

         "Company" shall refer to Pediatrix Medical Group, Inc., a Florida corporation, its direct and indirect majority owned subsidiaries and any business entity related to the them through long-term management contracts which provide the medical component of the services required in respect of any arrangement where Pediatrix Medical Group, Inc. provides the non-medical component of the services required in respect of such arrangement in various states and Puerto Rico.

         "Director" shall mean a member of the Board.

         "Effective Date" shall mean the date the Plan was originally effective, September 20, 1995.

         "Employee Director" shall mean a member of the Board who is also an employee of the Company.

         "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on such business day, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the New York Stock Exchange ("NYSE"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on NYSE or such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii) or
(iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

         "Grant" shall mean the agreement between the Company and the Optionee for the grant of an Option.

         "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

         "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company.

         "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.




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         "Officer" shall mean any person defined as an "executive officer"
pursuant to Item 401(b) of Regulation S-K (17 C.F.R. Section 229.401(b)), unless otherwise specified in a resolution by the Board.

         "Option(s)" (when capitalized) shall mean any option or options granted under this Plan.

         "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

         "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Code Section 162(m) and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3.

         "Plan" shall mean this Stock Option Plan for the Company.

         "Rule 16B-3" shall mean Rule 16B-3 promulgated under the Securities Exchange Act.

         "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Share(s)" shall mean a share or shares of the Common Stock.

         SHARES AND OPTIONS. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to 8,000,000 Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         INCENTIVE AND NON-QUALIFIED OPTIONS. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the Effective Date. Incentive Stock Options may not be granted to any person who is not an employee of the Company.

         DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of Pediatrix Medical Group, Inc. and its parent corporations and subsidiary corporations (if any) within the meaning of Code Section 424), exceeds $100,000.

         CONDITIONS FOR GRANT OF OPTIONS.

         Each Option shall be evidenced by a Grant that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. The Optionees shall be (i) those persons selected by the Committee or the Board from the class of all employees of the Company, including Employee Directors and Officers who are employees of the Company and (ii) solely in accordance with Section 15 below, Non-Employee Directors. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

         In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

         The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company.




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         Notwithstanding any other provision of this Plan, an Incentive Stock
Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Code) at the date of grant) unless the option price per Share of such Option is at least 110% of the Fair Market Value of a Share on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Shares with respect to which Options may be granted under the Plan to any one Director, Officer or employee shall not exceed 250,000 in any calendar year, and the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall not exceed 3,250,000.

         Notwithstanding the provisions of Section 3 and paragraph (a) above, the Chief Executive Officer of the Company shall have the right to grant Options to any persons, other than Officers and Non-Employee Directors, to whom Options may be granted under paragraph (a) above, PROVIDED THAT (i) the number of Options so granted to any one person shall not exceed 20,000 in any calendar year, (ii) except as otherwise authorized by the Committee or the Board, one-third of each such Option shall become vested and exercisable on each of the first three anniversaries of the date such Option is granted, provided that the Optionee is still an employee of the Company on such anniversary, and (iii) the terms and conditions of such grants shall not be inconsistent with any other provisions of this Plan.

         OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option or any Option granted pursuant to
Section 6(f) above or Section 15(a) below be less than the Fair Market Value of a Share on the date such Option is granted.

         EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Grant, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee or the Board and may consist of cash, certified or official bank check, money order, or if and to the extent permitted by the Committee or the Board, (x) Shares held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to realize a financial accounting change), (y) the withholding of Shares issuable upon exercise of the Option, or (z) subject to applicable law, by any form of cashless exercise procedure approved by the Committee or the Board, or in such other consideration as the Committee or the Board deems appropriate and permissable under applicable law, or by a combination of the above. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in such Grant, except as otherwise provided in this Section 9.

         The expiration date of an Option shall be determined by the Committee or the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.




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         Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 10(b) hereof. For this purpose, the term "Change in Control" shall mean the approval by the shareholders of Pediatrix Medical Group, Inc. of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of Pediatrix Medical Group, Inc. immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of Pediatrix Medical Group, Inc. or the sale of all or substantially all of the assets of Pediatrix Medical Group, Inc. (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned).

         The Committee or the Board may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option.

         TERMINATION OF OPTION PERIOD.

         Unless otherwise provided in any Grant, the unexercised portion of any Option, other than an Option granted pursuant to Section 15 hereof, shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

         unless otherwise provided in any Grant, three months after the date on which the Optionee's employment is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the Board, or (C) death;

         immediately upon the termination of the Optionee's employment for Cause;

         one year after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the Board; or

         (A) twelve months after the date of termination of the Optionee's employment by reason of death of the Optionee, or (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 10(a)(iii) hereof.

         All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company, refer to the termination of the Optionee's service with the Company.

         The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Section 9(b) hereof or of any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, any Option that remains unexercised on such date. Such cancellation notice shall be provided to Optionee a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         ADJUSTMENT OF SHARES.

         If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

         appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of issued and outstanding Shares shall continue to be subject to being so optioned; and

         appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.



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         Subject to the specific terms of any Grant, the Committee or the Board may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's or the Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

         Except as otherwise expressly provided herein, the issuance by Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

         Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         TRANSFERABILITY OF OPTIONS AND SHARES.

         No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained and the transaction does not violate the requirements of Rule 16B-3, no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

         Unless the prior written consent of the Committee or the Board is obtained and the transaction does not violate the requirements of Rule 16B-3, no Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

         ISSUANCE OF SHARES.

         Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and state laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

         As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings, if any, as the Committee or the Board may deem necessary or advisable to facilitate compliance with any such law or regulation including, but not limited to, the following:

         a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that Optionee is acquiring the Shares to be issued to Optionee for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

         a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities law deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

         ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Committee appointed by the Board which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16B-3 and Section 162(m) of the Code. The




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Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

         The Board may grant Options to any persons to whom options may be granted under Section 6(a) hereof.

         The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Committee or the Board and the interpretation and construction of any provision of the Plan or any Option by the Committee or the Board, shall be final and conclusive.

         Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or
(ii) without a meeting by the unanimous written approval of the members of the Committee.

         GRANTS TO NON-EMPLOYEE DIRECTORS.

         Each person who becomes a Non-Employee Director and who is not then affiliated with any beneficial owner of more than 10% of the Common Stock will be granted an Option to purchase 10,000 Shares, effective as of the date of his or her appointment as a Director. One-third of such Option shall become vested and exercisable on each of the first three anniversaries of the date such Option is granted, provided that the Optionee is still a Director on such anniversary. The per Share exercise price of such Option will be equal to the Fair Market Value of a Share on the date such Option is granted. The unexercised portion of any such Option shall become null and void three months after the date on which such Non-Employee Director ceases to be a Director for any reason.

         In addition to Options granted to Non-Employee Directors pursuant to
Section 15(a), each person who is a Non-Employee Director as of the close of an annual meeting of Pediatrix Medical Group, Inc.'s shareholders and who is not than affiliated with any beneficial owner of more than 10% of the Common Stock will be granted an Option to purchase 4,000 Shares, effective as of the close of such annual meeting. Such Option shall be immediately vested and exercisable. The per Share exercise price of such Option will be equal to the Fair Market Value of a Share on the date such Option is granted. The unexercised portion of any such Option shall become null and void three months after the date on which such Non-Employee Director ceases to be a Director for any reason.

         Non-Employee Directors shall not be eligible to receive any other grants of Options pursuant to this Plan.

         WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee or beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         INTERPRETATION.

         As it is the intent of the Company that the Plan comply in all respects with Rule 16B-3, any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16B-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16B-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

         The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

         This Plan shall be governed by the laws of the State of Florida.

         Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

         Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.



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         AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee or the Board
may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16B-3 or to comply with Section 162(m) of the Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

         AMENDED AND RESTATED EFFECTIVE DATE AND TERMINATION DATE. The Effective Date of this Amended and Restated Plan shall be June 4, 2003. The Plan shall terminate on the 10th anniversary of the original Effective Date.





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